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                                                                                                                     EXHIBIT 4.1
NUMBER                                                                                                  SHARES
------                                                                                                  ------




                                            PROVANT, INC.

COMMON STOCK                                                                           COMMON STOCK


       This certifies that                                                 743 724 10 6
                                                                SEE REVERSE FOR CERTAIN DEFINITIONS



       is the owner of


        FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF

     PROVANT, INC. (the "Corporation") transferable upon the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.
     This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of
     the Corporation, each as now in effect or hereafter amended. This Certificate is not valid         COUNTERSIGNED AND REGISTERED
     unless countersigned and registered by the Transfer Agent and Registrar.                           BANKBOSTON, N.A.
                         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be          TRANSFER AGENT REGISTRAR
     Provant, Inc.       executed by the facsimile signatures of its duly authorized officers and       BY
     Corporate           sealed with the facsimile seal of the Corporation.
     Seal                                                                                               AUTHORIZED SIGNATURE
     1996                Dated:
     Delaware
                         /s/ Rajiv Bhatt                 /s/ Paul M. Verrochi
                         ---------------                 ------------------------------------
                         Treasurer                       Chairman and Chief Executive Officer


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                                                      PROVANT, INC.

  THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE
HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE,
PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS,
LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though thew were written out in full according to applicable laws or regulations.

  TEN COM  -- as tenants in common                                     UNIF GIFT MIN ACT -- __________Custodian___________
  TEN ENT  -- as tenants by the entirety                                                     (Cust)           (Minor)
  JT TEN   -- as joint tenants with right of                                                under Uniform Gifts to Minors
              survivorship and not as tenants                                               Act___________________________
              in common                                                                                  (State)
  com prop -- as community property



                            Additional abbreviations may be used though not in the above list.



                                                        ASSIGNMENT


  For value received,______________________________________ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFICATION NUMBER OF ASSIGNEE
______________________________________
                                      |
______________________________________|___________________________________________________________________________________

__________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date,_________________________________               _____________________________________________________________________
                                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                     NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                     WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: _________________________________________________________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                         SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                         GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. rule 17Ad-15.

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